Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Omni Bio Pharmaceutical, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2012 (the “Report”), the undersigned, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify that, to the best of our knowledge:

(1)             The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by this report.

August 14, 2012	/s/ James Crapo
James Crapo
Chief Executive Officer

/s/ Robert C. Ogden
Robert C. Ogden
Chief Financial Officer